UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 Or 15(d) of the

 Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): September 15, 2017

SALEM MEDIA GROUP, INC.

 (Exact Name of Registrant as Specified in its Charter)

Delaware	000-26497	77-0121400
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4880 Santa Rosa Road, Camarillo, California	93012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 987-0400

Not Applicable

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS

SIGNATURE

EXHIBIT INDEX

EXHIBIT 99.1

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

New Employment Agreement with David A.R. Evans

On September 15, 2017, Salem Communications Holding Corporation (“HoldCo”), a wholly-owned subsidiary of Salem Media Group, Inc. (the “Company”), and David A.R. Evans entered into a new employment agreement pursuant to which Mr. Evans will serve as the Company’s President – New Media. The Compensation Committee (the “Committee”) of the Board of Directors of the Company approved the terms of Mr. Evans’s new agreement.

Mr. Evans’s current employment agreement with HoldCo is an “at-will” agreement, but the compensation schedule applicable to Mr. Evans will expire on September 14, 2017. Mr. Evans’s new employment agreement is also an “at-will” agreement and will become effective as of September 15, 2017 and supersedes and replaces the employment agreement entered into by HoldCo and Mr. Evans as of September 15, 2014.

The employment agreement provides that, for as long as he remains employed by HoldCo, Mr. Evans will receive a base salary (“Base Salary”) as follows: (a) at an annual rate of $530,000 effective as of September 15, 2017, (b) at an annual rate of $540,000 effective as September 15, 2018, and (c) at an annual rate of $550,000 effective as of September 15, 2019 and continuing through September 14, 2020.

In addition to his annual Base Salary and consideration for a merit bonus in an amount to be determined at the discretion of the Committee, Mr. Evans will be eligible to receive the following:

(i)	Two (2) quarterly incentive bonuses in the amount of $8,500 each for the following: (a) achievement of the revenue budget (as set by the Company’s management) by Company’s non-broadcast media businesses for which Mr. Evans has responsibility, excluding Regnery Publishing (the “Non-Broadcast Division”); and (b) achievement of the EBITDA budget (as set by the Company’s management) by Company’s Non-Broadcast Division.

(ii)	Two (2) annual incentive bonuses in the amount of $6,800 each for the following: (a) achievement of the revenue budget (as set by the Company’s management) by Company’s Regnery Publishing business unit (“Regnery”); and (b) achievement of the EBITDA budget (as set by the Company’s management) by Regnery.

(iii)	An annual award of twenty-five thousand dollars ($25,000) payable in the Company’s restricted Class A Common Stock vesting twenty-four (24) months after the grant by the Company only if all of the following occur: (a) the combined annual revenue of the Non-Broadcast Division and Regnery exceeds the combined annual revenue budget of the Non-Broadcast Division and Regnery as set by the Company’s management by at least $500,000; (b) the combined annual revenue of the Non-Broadcast Division and Regnery exceeds the prior year combined revenue of the Non-Broadcast Division and Regnery by at least 5%; (c) the combined annual EBITDA of the Non-Broadcast Division and Regnery exceeds the annual EBITDA budget of the Non-Broadcast Division and Regnery as set by the Company’s management by at least $500,000; and (d) the combined annual EBITDA of the Non-Broadcast Division and Regnery exceeds the prior year combined EBITDA of the Non-Broadcast Division and Regnery as set by the Company’s management by at least 7.5%.

(iv)	For all of the incentives outlined above, revenue and EBITDA budgets will be prorated and adjusted for acquisitions or dispositions of the Non-Broadcast Division and Regnery that occur during the applicable time period, before incentive-based compensation is calculated. For purposes of determining the amount of any incentive-based compensation as set forth in herein, prior year revenue and prior year EDITDA shall be prorated and adjusted in amounts consistent with the revenue and EBITDA budget adjustments for acquisitions and dispositions.

(v)	If Mr. Evan’s earns the annual $25,000 incentive, the number of restricted stock awarded shall be calculated by dividing $25,000 by the closing price of the restricted stock on the last business day of the applicable year in which the annual restricted stock award was earned, rounded to the nearest whole share.

Mr. Evans’s employment agreement generally provides that if: (a) his employment is terminated without “Cause” (as defined in the employment agreement), or (b) if HoldCo fails to offer Mr. Evans a new employment agreement at the expiration of the compensation schedule as of September 14, 2020 which contains terms generally consistent with those contained in Mr. Evans’s September 15, 2017 employment agreement, HoldCo will pay Mr. Evans a severance amount equal to his then base salary for six (6) months and provide professional outplacement assistance for twelve (12) consecutive months. Additionally, if Mr. Evans dies prior to the expiration of the compensation schedule of his employment agreement, any unvested or time-vested stock options previously granted to Mr. Evans shall become immediately one hundred percent (100%) vested.

Additional benefits under Mr. Evans’s employment agreement include reimbursement from Holdco for the following: (1) maintenance of Mr. Evans’s CPA and Chartered Accountant License; and (2) life insurance on Mr. Evans’s life up to a maximum amount of $3,500 per year grossed up to cover applicable statutory withholdings and income taxes.

Mr. Evans’s employment agreement is filed herewith as Exhibit 99.1 and is incorporated herein by reference into this Item 5.02.

ITEM 9.01(c)	FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01(c)	Exhibits. The following exhibit is furnished with this report on Form 8-K:

Exhibit No.	Description

99.1	Employment Agreement with David A. R. Evans dated as of September 15, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SALEM MEDIA GROUP, INC.

Date: September 19, 2017	/s/ Christopher J. Henderson
Christopher J. Henderson
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Employment Agreement with David A. R. Evans dated as of September 15, 2017.